POWER OF ATTORNEY


      The person executing this Power of Attorney hereby appoints Edward F. O'Keefe and Glen A. Payne, or either of them, as his attorney-in-fact to execute and to file documents under federal and state securities laws of the hereinafter described entities as such attorney-in-fact, or either of them, may deem appropriate:

      INVESCO Bond Funds, Inc.
      INVESCO Combination Stock & Bond Funds, Inc.
      INVESCO Counselor Series Funds, Inc.
      INVESCO International Funds, Inc.
      INVESCO Manager Series Funds, Inc.
      INVESCO Money Market Funds, Inc.
      INVESCO Sector Funds, Inc.
      INVESCO Stock Funds, Inc.
      INVESCO Treasurer's Series Funds, Inc.
      INVESCO Variable Investment Funds, Inc.

      This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 9th day of June, 2003.


                                    /s/ Victor L. Andrews
                                    ---------------------
                                    Victor L. Andrews

STATE OF TEXAS    )
                  )
COUNTY OF HARRIS  )

      SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Victor L. Andrews, as a director of each of the above-described entities, this 9th day of June, 2003.


                                          /s/ Cynthia L. Thompson
                                          -----------------------
                                          Notary Public

My Commission Expires:


CYNTHIA L. THOMPSON
MY COMMISSION EXPIRES
FEBRUARY 15, 2007

                                POWER OF ATTORNEY


      The person executing this Power of Attorney hereby appoints Edward F. O'Keefe and Glen A. Payne, or either of them, as his attorney-in-fact to execute and to file documents under federal and state securities laws of the hereinafter described entities as such attorney-in-fact, or either of them, may deem appropriate:

      INVESCO Bond Funds, Inc.
      INVESCO Combination Stock & Bond Funds, Inc.
      INVESCO Counselor Series Funds, Inc.
      INVESCO International Funds, Inc.
      INVESCO Manager Series Funds, Inc.
      INVESCO Money Market Funds, Inc.
      INVESCO Sector Funds, Inc.
      INVESCO Stock Funds, Inc.
      INVESCO Treasurer's Series Funds, Inc.
      INVESCO Variable Investment Funds, Inc.

      This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 9th day of June, 2003.


                                    /s/Larry Soll
                                    -------------
                                    Larry Soll


STATE OF TEXAS    )
                  )
COUNTY OF HARRIS  )

      SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Larry Soll, as a director of each of the above-described entities, this 9th day of June, 2003.


                                          /s/ Cynthia L. Thompson
                                          -----------------------
                                          Notary Public

My Commission Expires:


CYNTHIA L. THOMPSON
MY COMMISSION EXPIRES
FEBRUARY 15, 2007

                                POWER OF ATTORNEY


      The person executing this Power of Attorney hereby appoints Edward F. O'Keefe and Glen A. Payne, or either of them, as his attorney-in-fact to execute and to file documents under federal and state securities laws of the hereinafter described entities as such attorney-in-fact, or either of them, may deem appropriate:

      INVESCO Bond Funds, Inc.
      INVESCO Combination Stock & Bond Funds, Inc.
      INVESCO Counselor Series Funds, Inc.
      INVESCO International Funds, Inc.
      INVESCO Manager Series Funds, Inc.
      INVESCO Money Market Funds, Inc.
      INVESCO Sector Funds, Inc.
      INVESCO Stock Funds, Inc.
      INVESCO Treasurer's Series Funds, Inc.
      INVESCO Variable Investment Funds, Inc.

      This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 9th day of June, 2003.


                                    /s/ Bob R. Baker
                                    ----------------
                                    Bob R. Baker

STATE OF TEXAS    )
                  )
COUNTY OF HARRIS  )

      SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Bob R. Baker, as a director of each of the above-described entities, this 9th day of June, 2003.


                                          /s/ Cynthia L. Thompson
                                          -----------------------
                                          Notary Public

My Commission Expires:


CYNTHIA L. THOMPSON
MY COMMISSION EXPIRES
FEBRUARY 15, 2007

                                POWER OF ATTORNEY


      The person executing this Power of Attorney hereby appoints Edward F. O'Keefe and Glen A. Payne, or either of them, as his attorney-in-fact to execute and to file documents under federal and state securities laws of the hereinafter described entities as such attorney-in-fact, or either of them, may deem appropriate:

      INVESCO Bond Funds, Inc.
      INVESCO Combination Stock & Bond Funds, Inc.
      INVESCO Counselor Series Funds, Inc.
      INVESCO International Funds, Inc.
      INVESCO Manager Series Funds, Inc.
      INVESCO Money Market Funds, Inc.
      INVESCO Sector Funds, Inc.
      INVESCO Stock Funds, Inc.
      INVESCO Treasurer's Series Funds, Inc.
      INVESCO Variable Investment Funds, Inc.

      This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 9th day of June, 2003.


                                    /s/ John W. McIntyre
                                    --------------------
                                    John W. McIntyre

STATE OF TEXAS    )
                  )
COUNTY OF HARRIS  )

      SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by John W. McIntyre, as a director of each of the above-described entities, this 9th day of June, 2003.


                                          /s/ Cynthia L. Thompson
                                          -----------------------
                                          Notary Public

My Commission Expires:


CYNTHIA L. THOMPSON
MY COMMISSION EXPIRES
FEBRUARY 15, 2007

                                POWER OF ATTORNEY


      The person executing this Power of Attorney hereby appoints Edward F. O'Keefe and Glen A. Payne, or either of them, as his attorney-in-fact to execute and to file documents under federal and state securities laws of the hereinafter described entities as such attorney-in-fact, or either of them, may deem appropriate:

      INVESCO Bond Funds, Inc.
      INVESCO Combination Stock & Bond Funds, Inc.
      INVESCO Counselor Series Funds, Inc.
      INVESCO International Funds, Inc.
      INVESCO Manager Series Funds, Inc.
      INVESCO Money Market Funds, Inc.
      INVESCO Sector Funds, Inc.
      INVESCO Stock Funds, Inc.
      INVESCO Treasurer's Series Funds, Inc.
      INVESCO Variable Investment Funds, Inc.

      This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 9th day of June, 2003.


                                    /s/ Gerald L. Lewis
                                    -------------------
                                    Gerald L. Lewis

STATE OF TEXAS    )
                  )
COUNTY OF HARRIS  )

      SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Gerald L. Lewis, as a director of each of the above-described entities, this 9th day of June, 2003.


                                          /s/ Cynthia L. Thompson
                                          -----------------------
                                          Notary Public

My Commission Expires:


CYNTHIA L. THOMPSON
MY COMMISSION EXPIRES
FEBRUARY 15, 2007

                                POWER OF ATTORNEY


      The person executing this Power of Attorney hereby appoints Edward F. O'Keefe and Glen A. Payne, or either of them, as his attorney-in-fact to execute and to file documents under federal and state securities laws of the hereinafter described entities as such attorney-in-fact, or either of them, may deem appropriate:

      INVESCO Bond Funds, Inc.
      INVESCO Combination Stock & Bond Funds, Inc.
      INVESCO Counselor Series Funds, Inc.
      INVESCO International Funds, Inc.
      INVESCO Manager Series Funds, Inc.
      INVESCO Money Market Funds, Inc.
      INVESCO Sector Funds, Inc.
      INVESCO Stock Funds, Inc.
      INVESCO Treasurer's Series Funds, Inc.
      INVESCO Variable Investment Funds, Inc.

      This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 9th day of June, 2003.


                                    /s/ Sueann Ambron
                                    -----------------
                                    Sueann Ambron

STATE OF TEXAS    )
                  )
COUNTY OF HARRIS  )

      SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Sueann Ambron as a director of each of the above-described entities, this 9th day of June, 2003.


                                          /s/ Cynthia L. Thompson
                                          -----------------------
                                          Notary Public

My Commission Expires:


CYNTHIA L. THOMPSON
MY COMMISSION EXPIRES
FEBRUARY 15, 2007

                                POWER OF ATTORNEY


      The person executing this Power of Attorney hereby appoints Edward F. O'Keefe and Glen A. Payne, or either of them, as his attorney-in-fact to execute and to file documents under federal and state securities laws of the hereinafter described entities as such attorney-in-fact, or either of them, may deem appropriate:

      INVESCO Bond Funds, Inc.
      INVESCO Combination Stock & Bond Funds, Inc.
      INVESCO Counselor Series Funds, Inc.
      INVESCO International Funds, Inc.
      INVESCO Manager Series Funds, Inc.
      INVESCO Money Market Funds, Inc.
      INVESCO Sector Funds, Inc.
      INVESCO Stock Funds, Inc.
      INVESCO Treasurer's Series Funds, Inc.
      INVESCO Variable Investment Funds, Inc.

      This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 9th day of June, 2003.


                                    /s/ Lawrence H. Budner
                                    ----------------------
                                    Lawrence H. Budner

STATE OF TEXAS          )
                        )
COUNTY OF HARRIS        )

      SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Lawrence H. Budner, as a director of each of the above-described entities, this 9th day of June, 2003.


                                          /s/ Cynthia L. Thompson
                                          -----------------------
                                          Notary Public

My Commission Expires:


CYNTHIA L. THOMPSON
MY COMMISSION EXPIRES
FEBRUARY 15, 2007

                                POWER OF ATTORNEY


      The person executing this Power of Attorney hereby appoints Edward F. O'Keefe and Glen A. Payne, or either of them, as his attorney-in-fact to execute and to file documents under federal and state securities laws of the hereinafter described entities as such attorney-in-fact, or either of them, may deem appropriate:

      INVESCO Bond Funds, Inc.
      INVESCO Combination Stock & Bond Funds, Inc.
      INVESCO Counselor Series Funds, Inc.
      INVESCO International Funds, Inc.
      INVESCO Manager Series Funds, Inc.
      INVESCO Money Market Funds, Inc.
      INVESCO Sector Funds, Inc.
      INVESCO Stock Funds, Inc.
      INVESCO Treasurer's Series Funds, Inc.
      INVESCO Variable Investment Funds, Inc.

      This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 9th day of June, 2003.


                                    /s/ Richard W. Healey
                                    --------------------
                                    Richard W. Healey

STATE OF TEXAS    )
                  )
COUNTY OF HARRIS  )

      SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Richard W. Healey, as a director of each of the above-described entities, this 9th day of June, 2003.


                                          /s/ Cynthia L. Thompson
                                          -----------------------
                                          Notary Public

My Commission Expires:


CYNTHIA L. THOMPSON
MY COMMISSION EXPIRES
FEBRUARY 15, 2007